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                                                                   Exhibit 10.39

                                                                  EXECUTION COPY

                           ENGINE PURCHASE AGREEMENT

     THIS ENGINE PURCHASE AGREEMENT (this "Agreement") is made as of the 18th day of December, 2001 by and between CHAUTAUQUA AIRLINES, INC., a New York corporation, as seller (the "Seller"), and AVIATION FINANCIAL SERVICES INC., a Delaware corporation, as buyer (the "Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller owns five (5) Rolls-Royce model AE3007A1P aircraft engines and will purchase four (4) Rolls-Royce model AE3007A1P aircraft engines from the Engine Manufacturer pursuant to the Manufacturer Purchase Agreement on the respective Delivery Dates of such Engines, all as more fully described in EXHIBIT C hereof and defined below; and

     WHEREAS, Seller desires to sell to Buyer all of its right, title and interest in and to the Engines pursuant to the terms and conditions of this Agreement; and

     WHEREAS, Buyer desires to purchase from Seller all of Seller's right, title and interest in and to the Engines pursuant to the terms and conditions of this Agreement; and

     WHEREAS, immediately upon the purchase of the Engines by Buyer from the Seller, Buyer desires to lease to Seller and Seller desires to lease from Buyer the Engines pursuant to the terms and conditions of the Lease (as defined below).

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS.

     Capitalized terms defined elsewhere in this Agreement shall have the respective meanings there ascribed to them. The following capitalized terms shall have the following meanings:

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any day which is a legal holiday for commercial banking institutions in New York, New York and Indianapolis, Indiana.

          "DELIVERY" shall mean, with respect to each Engine, the following events performed in connection with the sale of such Engine by Seller in accordance with the terms hereof, all of which events shall be deemed to occur concurrently for the purpose of this Agreement and the transactions contemplated hereby:

               (a) the tender of such Engine by Seller to Buyer at the Delivery Location;

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Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.
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               (b) the delivery by Seller to Buyer of the Warranty Bill of Sale relating to such Engine;

               (c) the delivery by Buyer to Seller of the Delivery Receipt with respect to such Engine; and

               (d) the payment by (or on behalf of) Buyer to Seller of the Purchase Price relating to such Engine.

          "DELIVERY DATE" shall mean, with respect to each Engine, the date of Delivery of such Engine.

          "DELIVERY LOCATION" shall mean any location mutually approved by Seller and Buyer which is determined by the parties to be acceptable for taxation purposes.

          "DELIVERY RECEIPT" shall mean, with respect to each Engine, the receipt, in the form attached hereto as EXHIBIT A, executed by Buyer and delivered to Seller as part of the Delivery of such Engine, evidencing the delivery of such Engine to Buyer.

          "DOLLARS" shall mean the legal currency, at the relevant time, of the United States of America.

          "ENGINE DOCUMENTS" shall mean, with respect to each Engine, each and all of the documents, data and records to extent owned by Seller pertaining to, as applicable, such Engine, as itemized in the schedule attached to the Delivery Receipt of such Engine.

          "ENGINE MANUFACTURER" shall mean Rolls-Royce Corporation.

          "ENGINES" shall mean, collectively, the nine (9) Rolls-Royce model AE3007A1P aircraft engines manufactured by Engine Manufacturer bearing the manufacturer's serial numbers set forth in EXHIBIT C hereto, together with all appliances, parts, instruments, accessories, furnishings and all other items of equipment incorporated in, installed on, appurtenant to, or otherwise included with such Engines on the respective Delivery Date.

          "EVENT OF LOSS" shall have the meaning giving in the Lease.

          "FAA" shall mean the Federal Aviation Administration of the United States of America and any successor agency thereto.

          "LEASE" shall mean the Master Engine Lease Agreement dated as of December 18, 2001 between Lessor, as lessor and Lessee, as lessee, incorporating the provisions of an Engine Lease Common Terms Agreement dated as of December 18, 2001 (the "CTA") between Lessee and General Electric Capital Corporation, including each Engine Lease Supplement to such Master Engine Lease Agreement and each Certificate of Acceptance (as defined therein).

          "LESSEE" shall mean the Seller.

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          "LESSOR" shall mean the Buyer.

          "MANUFACTURER PURCHASE AGREEMENT" means the AE 3007A/1 Series Engine General Terms Agreement dated as of December 6, 2000 between the Engine Manufacturer and the Lessee, as amended and supplemented from time to time.

          "MORTGAGE RELEASE" shall mean, with respect to any Engine subject to an Engine Chattel Mortgage, Security Agreement and Assignment of Rents in favor of Fleet Capital Corporation (each an "Existing Mortgage"), the Release of Engine Chattel Mortgage, Security Agreement and Assignment of Rents in form and substance reasonably satisfactory to Buyer dated the Delivery Date relating to such Engine, by Fleet Capital Corporation as secured party.

          "PURCHASE DOCUMENTS" shall mean this Agreement, each Warranty Bill of Sale, each Delivery Receipt, each Warranty Assignment Agreement and Consent, each Mortgage Release, and all other documents executed and delivered pursuant to such documents.

          "PURCHASE PRICE" shall mean, with respect to each Engine, the purchase price for such Engine as listed in EXHIBIT D hereto.

          "SECURITY INTEREST" shall have the meaning giving in the Lease.

          "SPECIAL FAA COUNSEL" shall mean Daugherty, Fowler, Peregrin & Haught, Oklahoma City, Oklahoma.

          "TAXES" shall mean any and all fees (including without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, value-added, property (tangible or intangible), excise and stamp taxes), levies, imposts, duties, recording charges or fees, charges, assessments or withholding of any nature whatsoever imposed by any government or other taxing authority of any jurisdiction, together with any and all penalties, fines, or additions thereto or interest thereon, but excluding any taxes which are imposed on or are measured by the income or capital gains of Buyer.

          "WARRANTY ASSIGNMENT AGREEMENT AND CONSENT" shall mean, with respect to each Engine, the Warranty Assignment Agreement and Consent dated as of the Delivery Date relating to such Engine, among Seller, as assignor, Buyer, as assignee, and Engine Manufacturer, as consenting party, each in substantially the form of Exhibit E hereof.

          "WARRANTY BILL OF SALE" shall mean, with respect to each Engine, the Warranty Bill of Sale relating to such Engine dated as of the Delivery Date relating to such Engine and executed by Seller in favor of Buyer in substantially the form of EXHIBIT B hereto.

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          SECTION 2. PURCHASE AND SALE OF ENGINES.

          2.1 SALE OF ENGINES. Subject to the terms and conditions of this Agreement, Seller agrees to sell all right, title and interest in each Engine to Buyer and Buyer agrees to purchase such right, title and interest from Seller.

          2.2 PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Buyer shall make (or cause) payment of the Purchase Price for each Engine on the Delivery Date relating to such Engine by wire transfer to the following account (or such other account as the Seller shall specify in a notice to the Buyer) located in the United States of America:

               Bank:               Fleet Bank, Hartford, CT
               Account Name:       Chautauqua Airlines, Inc.
               Account Number:     942-843-4548
               ABA Routing No.:    011-900-571
               Reference:          Sale Proceeds - Engines

     Such payment shall be made in immediately available, freely transferable and convertible Dollars without set-off, counterclaim or deduction of whatsoever nature, with such transfer occurring immediately prior to the filing of the Lease and the Engine Lease Supplement relating to such Engine with the FAA.

          2.3 WARRANTY ASSIGNMENT AGREEMENT. Effective upon Delivery of each Engine, Seller hereby assigns (and shall cause to be assigned by the Warranty Assignment Agreement and Consent relating to such Engine) to Buyer all of its right, title and interest with respect to the Warranties (as defined in the Warranty Assignment Agreement and Consent relating to such Engine) subject to the terms of the Warranty Assignment Agreement and Consent relating to such Engine.

          SECTION 3. DELIVERY AND TRANSFER OF TITLE.

          3.1 DELIVERY OF ENGINES. Seller shall deliver each Engine to Buyer on the Delivery Date of such Engine at the Delivery Location.

          3.2 DELIVERY CONDITIONS. Subject to the terms and conditions of this Agreement, prior to or concurrent with Delivery of each Engine:

               (a) All of the conditions set forth in Section 4.1 hereof shall have been satisfied by Seller or waived by Buyer;

               (b) All of the conditions set forth in Section 4.2 hereof shall have been satisfied by Buyer or waived by Seller; and

               (c) Concurrently with the tender of delivery of such Engine and the transfer of title to such Engine by Seller to Buyer, Buyer shall deliver to Seller the fully-executed Delivery Receipt of such Engine.

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          3.3 TITLE AND RISK OF LOSS. Effective immediately upon the Delivery of each Engine, title to such Engine and the risk of loss relating thereto shall pass to Buyer.

          SECTION 4. CONDITIONS TO PERFORMANCE.

          4.1 CONDITIONS TO OBLIGATION OF BUYER TO PERFORM. Buyer's obligation to pay (or cause to be paid) to Seller the Purchase Price for each Engine, deliver to Seller the Delivery Receipt for such Engine, and otherwise perform hereunder relating to such Engine shall be conditional upon, at or before the Delivery of such Engine, the following events relating to such Engine occurring and documents being delivered (in a form reasonably acceptable to Buyer), unless waived by Buyer in writing:

               (a) As of the Delivery Date of such Engine, the representations of Seller set forth in the Purchase Documents relating to such Engine shall be true and correct.

               (b) Such Engine shall be located in the Delivery Location and Buyer shall be reasonably satisfied that no sales, use, rental, value added, goods and services, stamp, transfer or similar tax will be required to be paid to any taxing authority in connection with (i) the Delivery of such Engine or (ii) the delivery of such Engine by Buyer to Seller under the Lease.

               (c) An Event of Loss relating to such Engine shall not have occurred and be continuing and no condition, event or circumstance shall have occurred which with the lapse of time or making of relevant determination would constitute an Event of Loss.

               (d) Seller shall have removed any and all Security Interests affecting title to such Engine (it being understood that the Security Interest of an Existing Mortgage may be satisfied concurrently with Delivery out of the proceeds of the Purchase Price for such Engine in accordance with the terms of this Agreement).

               (e) Seller and Lessee shall have delivered (or cause to be delivered) in escrow to Special FAA Counsel the following duly authorized, fully executed documents, and Seller and Lessee shall have irrevocably instructed (or, in the case of any Mortgage Release, caused Fleet Capital Corporation to irrevocably instruct) Special FAA Counsel to file such documents with the FAA upon Buyer paying the Purchase Price for such Engine pursuant to Section 2.2 hereof:

                    (i)   the Lease;

                    (ii)  the Lease Supplement relating to such Engine; and

                    (iii) Mortgage Release (if any) relating to such Engine.

               (f) Seller shall have delivered in escrow to Buyer's counsel the Warranty Bill of Sale and the Warranty Assignment Agreement and Consent relating to such Engine and Seller shall have irrevocably authorized such counsel to release to Buyer such documents

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          upon Buyer paying (or causing the payment of) the Purchase Price for such Engine pursuant to Section 2.2 hereof.

               (g) The opinion of Special FAA Counsel relating to such Engine, dated as of the Delivery Date of such Engine, shall have been provided in the form and substance reasonably acceptable to Buyer.

               (h) All of the conditions set forth in Part A of Schedule 3 of the Lease relating to such Engine shall have been satisfied by Lessee or waived by Lessor.

          4.2 CONDITIONS TO OBLIGATION OF SELLER TO PERFORM. Seller's obligation to sell each Engine to Buyer and to deliver to Buyer the Warranty Bill of Sale relating to such Engine and to otherwise perform hereunder relating to such Engine shall be conditional upon, at or before the Delivery of such Engine, the following events relating to such Engine occurring and documents being delivered (in a form reasonably acceptable to Seller), unless waived by Seller in writing:

               (a) Seller shall have received the Delivery Receipt of such Engine as executed by Buyer;

               (b) Seller shall have received full payment of the Purchase Price for such Engine in accordance with Section 2.2 hereof;

               (c) as of the Delivery Date of such Engine, the representations of Buyer set forth in Section 7 hereof shall be true and correct;

               (d) as of the Delivery of such Engine, such Engine shall have been sold and delivered to the Seller pursuant to the terms of the Manufacturer Purchase Agreement; and

               (d) All of the conditions set forth in Part B of Schedule 3 of the Lease relating to such Engine shall have been satisfied by Lessor or waived by Lessee.

          SECTION 5. TECHNICAL ACCEPTANCE. Buyer's execution and delivery to Seller of the Delivery Receipt of each Engine shall evidence Buyer's irrevocable acceptance of such Engine in its "as is, where is" condition, subject to the terms and conditions of this Agreement.

          SECTION 6. SELLER'S REPRESENTATIONS AND WARRANTIES.

          6.1 SELLER'S REPRESENTATIONS OF AUTHORITY AND RELATED MATTERS.

               Seller represents to the Buyer, as of its execution of this Agreement and (unless otherwise provided in writing to the other party hereto prior to the Delivery of each Engine) as of the Delivery Date of such Engine, that:

               (a) it is duly formed, validly existing under the laws of the State of New York;

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               (b)  it has full power, authority and legal right to enter into, and perform pursuant to the terms of, this Agreement and the other Purchase Documents relating to such Engine to which it is a party;

               (c) the execution, delivery and performance of this Agreement and the other Purchase Documents relating to such Engine to which it is a party have been duly authorized by all necessary action on its part and do not require any approvals or consents except such approvals and consents as have heretofore been duly obtained;

               (d) the execution, delivery and performance of this Agreement and the other Purchase Documents relating to such Engine to which it is a party by Seller do not (i) contravene any law, governmental rule, regulation, judgment or order applicable to or binding on it, or (ii) contravene its certificate of incorporation or bylaws, or (iii) contravene or result in a default under any agreement to which it is a party or by which it is bound, or (iv) contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Seller is a party or by which Seller or any of its assets are bound or are subject;

               (e) it is not a party to any agreement or instrument and it is not subject to any charter or other restriction which would have a material adverse effect on its ability to perform its obligations under this Agreement and the other Purchase Documents relating to such Engine to which it is a party;

               (f) each of this Agreement and the other Purchase Documents relating to such Engine to which it is a party constitutes a legal, valid and binding obligation of such party enforceable in accordance with the terms herein and therein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, as well as by principles of equity;

               (g)  such Engine has not suffered an Event of Loss; and

               (h) as of the Delivery of such Engine, Seller is the sole legal and beneficial owner of such Engine, free and clear of any Security Interests other than the Existing Mortgage (if any), which Existing Mortgage will be terminated and released as of the Delivery Date by the Mortgage Release.

          6.2 SELLER'S WARRANTY OF TITLE. Seller hereby warrants to the Buyer that:

               (a) immediately prior to the moment of title transfer of each Engine, Seller shall have good and marketable title to such Engine free and clear of any and all Security Interests, together with full power and lawful authority to transfer such title to Buyer; and

               (b) upon Delivery of each Engine to Buyer, Seller shall have transferred to Buyer good and marketable title to such Engine free and clear of any and all Security Interests other

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     than those created by Buyer, and Seller hereby warrants and agrees to defend such title against all claims and demands whatsoever and forever other than those created by Buyer.

          6.3 LIMITATION OF SELLER'S WARRANTIES.

               (a) EXCEPT AS TO TITLE AS PROVIDED IN SECTION 6.2 HEREOF AND IN THE WARRANTY BILL OF SALE, EACH ENGINE IS BEING SOLD AND DELIVERED BY SELLER TO BUYER AND PURCHASED AND ACCEPTED BY BUYER "AS IS" AND "WHERE IS." SELLER MAKES NO, AND EXPRESSLY AND SPECIFICALLY DISCLAIMS (AND BUYER EXPRESSLY AND SPECIFICALLY WAIVES AND DISCLAIMS) ANY, REPRESENTATION, GUARANTEE, COVENANT, CONDITION OR WARRANTY OF ANY KIND RELATING TO SUCH ENGINE, INCLUDING BUT NOT LIMITED TO THE AIRWORTHINESS AND/OR CONDITION OF SUCH ENGINE, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW OR OTHERWISE, IN CONTRACT OR IN TORT, INCLUDING WITHOUT LIMITATION, WARRANTIES WITH RESPECT TO SUCH ENGINE'S AIRWORTHINESS, MERCHANTABILITY, QUALITY, FITNESS FOR ANY PARTICULAR USE, PURPOSE, DESIGN, CONDITION, VALUE, QUALITY, DURABILITY, OR AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE) OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, DESIGN, COPYRIGHT OR OTHER PROPRIETARY RIGHT OR THOSE ARISING BY STATUTE OR OTHERWISE IN LAW FROM THE COURSE OF DEALING OR USAGE OF TRADE. BUYER AGREES AND ACKNOWLEDGES THAT IN NO EVENT SHALL SELLER BE LIABLE FOR INJURIES TO PERSONS OR PROPERTIES, FOR LOSS OF USE, REVENUES OR PROFIT WITH RESPECT TO SUCH ENGINE OR ANY LIABILITY OF BUYER FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

               (b) NO AGREEMENT ALTERING OR EXTENDING SELLER'S LIABILITY FOR WARRANTIES SHALL BE BINDING UPON SELLER UNLESS IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OR REPRESENTATIVE OF SELLER.

          SECTION 7. BUYER'S REPRESENTATIONS AND WARRANTIES.

          7.1 BUYER REPRESENTATIONS OF AUTHORITY AND RELATED MATTERS.

               Buyer represents to the Seller, as of its execution of this Agreement and (unless otherwise provided in writing to the other party hereto prior to the Delivery of each Engine) as of the Delivery Date of such Engine, that:

               (a) it is duly formed and validly existing pursuant to the laws of the State of Delaware.

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               (b)  it has full power, authority and legal right to enter into, and perform pursuant to the terms of, this Agreement and the other Purchase Documents relating to such Engine to which it is a party;

               (c) the execution, delivery and performance of this Agreement and the other Purchase Documents relating to such Engine to which it is a party have been duly authorized by all necessary action on its part and do not require any approvals or consents except such approvals and consents as have heretofore been duly obtained;

               (d) the execution, delivery and performance of this Agreement and the other Purchase Documents relating to such Engine to which it is a party by Buyer do not (i) contravene any law, governmental rule, regulation, judgment or order applicable to or binding on it, or (ii) contravene its certificate of incorporation or bylaws, or (iii) contravene or result in a default under any agreement to which it is a party or by which it is bound, or (iv) contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Buyer is a party or by which Buyer or any of its assets are bound or are subject;

               (e) it is not a party to any agreement or instrument and it is not subject to any charter or other restriction which would have a material adverse effect on its ability to perform its obligations under this Agreement and the other Purchase Documents relating to such Engine to which it is a party; and

               (f) each of this Agreement and the other Purchase Documents relating to such Engine to which it is a party constitutes a legal, valid and binding obligation of such party enforceable in accordance with the terms herein and therein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, as well as by principles of equity.

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          SECTION 8. TAXES AND INDEMNITIES.

          8.1 TAXES.

               (a) Each of the parties hereto shall act in good faith and cooperate with one another to ensure that the amount of Taxes which might arise as a result of this Agreement, any of the other Purchase Documents, or the performance hereof or thereof are minimized. Seller shall pay (or cause to be paid) in a timely and proper manner, and shall indemnify Buyer and its affiliates, successors and assigns (within ten Business Days after receipt of written demand therefor) on an after tax basis for, all Taxes required by any applicable law (or any administrative or judicial interpretation thereof) to be paid in connection with the Delivery, and Seller shall prepare and file (or cause to be prepared and filed) in a timely and proper manner all reports, returns or other documents required by any applicable law (or any administrative or judicial interpretation thereof) to be filed with respect to such Taxes. Notwithstanding the foregoing, Seller shall not have any liability pursuant to this Agreement for, and shall not be obligated to indemnify Buyer pursuant to this Agreement against any Taxes which: (i) are in the nature of property or ad valorem taxes not imposed on the basis of the sale of the Engines and are imposed for periods after the Delivery, (ii) are imposed upon the use of the Engines subsequent to the sale of the Engines, (iii) are attributable to any financing obtained by Buyer for the acquisition of the Engines or the recordation or provision of any security interest therefor and are imposed for periods after the Delivery, (iv) are attributable to any event or occurrence or which otherwise accrues subsequent to the sale of the Engines, (v) would not have been imposed but for the form of the organization, capitalization, location of the businesses of or the conduct of the business activities (other than the activities contemplated by this Agreement) or ownership of properties by the Buyer in the jurisdiction of the taxing authority imposing such Taxes, or (vi) any Lessor Taxes (as defined in the CTA). For the avoidance of doubt, (A) nothing contained in this Agreement shall modify or otherwise affect any liability for Taxes that Seller may have in its capacity as Lessee pursuant to the CTA or the Lease, and (B) in no event shall the Buyer be able to recover by way of indemnity the same Tax under both this Agreement and the CTA or the Lease.

               (b) The parties hereto expressly agree that the provisions of Sections 5.9 and 5.10 of the CTA shall apply MUTATIS MUTANDIS in respect of any Taxes and indemnification provided for under this
          Section 8.1.

          8.2 INDEMNITIES.

               (a) Except as provided in Section 8.2(b) below, Seller agrees to assume liability for and to indemnify Buyer or any of its officers, employees or agents (the "Indemnitees") (other than solely in its capacity as a manufacturer of the Engine) against and agrees to pay on demand any and all Losses (as defined in the Lease) which Buyer may suffer or incur at any time, whether directly or indirectly, arising out of, related to or in any way connected with:

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                    (i) the purchase hereunder, ownership, maintenance, repair, possession, import, export, registration, storage, modification, leasing, insurance, inspection, testing, design, sub-leasing, use, condition or other matters relating to the Engines or any part thereof (regardless of whether such Losses are based on strict liability in tort, any act or omission, including the negligence, of any Indemnitee, or otherwise); or

                    (ii) the design of any article or material in the any Engine or any Part or its operation, including any defect in design and regardless of whether it is discoverable, and any infringement of patent, copyright, trademark, design or other proprietary right claimed by any Person or a breach of any obligation of confidentiality claimed to be owed to any Person.

               (b) Seller is not required to indemnify any particular Indemnitee under Section 8.2(a) (without, however, limiting Seller's obligations as lessee under the Lease), to the extent a particular Loss:

               (i) arises out of any act, omission, event or circumstance occurring after Delivery;

               (ii) is caused by the gross negligence or wilful misconduct of that Indemnitee;

               (iii) is the result of failure by Buyer to comply with any of its express obligations under this Agreement (unless such failure is caused by failure by Seller to comply with any of its express obligations under this Agreement) or any representation or warranty given by Buyer not being true and correct;

               (iv)  is related to any Taxes;

               (v) constitutes ordinary and usual operating or overhead expenses of such Indemnitee (other than where such expense is caused by the occurrence of any breach by Seller of its obligations under this Agreement);

               (vi) is a Loss which Buyer and Seller have agreed in writing is to be excluded; or

               (vii) a Loss relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA (as defined in the Lease) or Section 4975(c)(1) of the Internal Revenue Code of 1986 resulting from the direct or indirect use of assets or any ERISA Plan to acquire or hold Buyer's interest in the Engine or in the case of any transferee of the Buyer, to purchase the Engine from the Buyer.

               (c) The parties hereto expressly agree that the provisions of Sections 10(c), (d), (e) and (f) of the CTA shall apply MUTATIS MUTANDIS in respect of any Loss and indemnification provided for under this Section 8.2.

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     SECTION 9. TERMINATION.

     Unless the parties hereto otherwise agree, this Agreement shall terminate as to an Engine automatically upon the occurrence of an Event of Loss with respect to such Engine prior to the Delivery of such Engine. Otherwise, this Agreement may be terminated as to an Engine only as follows:

          (a) by written agreement of all parties hereto at any time prior to the Delivery of such Engine;

          (b) by Buyer, if the conditions specified in Section 4.1 hereof relating to such Engine have not been waived by Buyer or satisfied by the Delivery Date of such Engine; and

          (c) by Seller, if the conditions specified in Section 4.2 hereof relating to such Engine have not been waived by Seller or satisfied by the Delivery Date of such Engine.

Upon any such termination relating to any such Engine, this Agreement relating to such Engine shall be of no further force and effect.

     SECTION 10. FURTHER COOPERATION.

     The parties hereto agree to fully cooperate with one another, and to execute and deliver whatever documents are reasonably required, so as to effectuate the terms of this Agreement.

     SECTION 11. MISCELLANEOUS.

     11.1 NOTICES. Unless otherwise specified in writing by the parties hereto, all notices, approvals, requests, consents, and other communications given pursuant to this Agreement (a) shall be in writing, (b) shall be sent by recognized overnight courier service or facsimile, (c) shall be deemed delivered when actually received or when such delivery is refused, and (d) shall be made to the respective addresses set forth in the Lease or to such other address or telecopy number as any such party may designate pursuant to the Lease.

     11.2 EXHIBITS. All Exhibits attached to this Agreement shall be deemed to be incorporated and made a part of this Agreement, and form an integral part herein.

     11.3 ASSIGNMENTS. This Agreement, and the rights and obligations of the parties hereunder, shall not be assignable or delegable by any party hereto without the prior written consent of the other party (which consent shall not be unreasonably withheld). This Agreement, and the rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of each of the parties, their respective successors and permitted assigns, and legal representatives.

     11.4 CAPTIONS. All captions and section headings used in this Agreement are for convenience only and shall not in any manner be deemed to limit or restrict the context of the article or section to which they relate.

     11.5 BROKERS' COMMISSIONS. Each of the parties hereby represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Agreement, to any Person (other than fees payable to legal advisers). Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, reasonable legal fees and expenses) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon this Agreement or the Engines, if such claim, suit, damage, cost or expense arises out of any breach by the indemnifying party, its employees or agents of this Section 10.5.

     11.6 APPLICABLE LAW, JURISDICTION AND WAIVER OF JURY TRIAL.

          (a) THIS AGREEMENT AND THE OTHER PURCHASE DOCUMENTS SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          (b) ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR ANY OF THE OTHER PURCHASE DOCUMENTS SHALL BE SUBJECT TO THE JURISDICTION AND VENUE OF THE CALIFORNIA STATE COURTS SITTING IN THE CITY OF SAN FRANCISCO, CALIFORNIA OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA. THE PARTIES HERETO HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION AND VENUE IN EITHER OF SUCH COURTS, AND AGREE THAT JURISDICTION AND VENUE ARE PROPER IN SUCH COURTS AND THAT SUCH VENUE IS NOT INCONVENIENT. THE CHOICE OF JURISDICTION AND FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY ANY PARTY HERETO, OF A JUDGMENT IN ANY OTHER APPROPRIATE JURISDICTION.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OF THE OTHER PURCHASE DOCUMENTS, WHETHER SUCH ACTION IS BASED ON BREACH OF CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.

     11.7 ENTIRE AGREEMENT. This Agreement (together with the Exhibits hereto and the other Purchase Documents) shall constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein, supersedes in its entirety any prior agreements, whether oral or in writing, of the parties hereto, and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of the parties by their duly authorized representatives.

     11.8 WAIVERS. The waiver by any party hereto of performance of any term, covenant or condition of this Agreement in a particular instance shall not constitute a waiver of any subsequent breach or preclude such party from thereafter demanding performance thereof according to the provisions herein.

     11.9 COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be an original, but all of which together shall constitute the same instrument.

     11.10 EXPENSES. Each party hereunder hereby agrees to be responsible for and to pay the costs and expenses incurred by it in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby, including attorneys' fees and expenses.

     11.11 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (i) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

     11.12 CONFIDENTIALITY. The parties hereto expressly agree that the confidentiality provisions set forth in Schedule B of the Engine Lease Agreement (as defined in the CTA) shall apply mutatis mutandis in respect of any disclosure of the contents of this Agreement.

     11.13 SURVIVAL. Notwithstanding anything contained herein to the contrary, all agreements, indemnities, representations and warranties contained in this Agreement shall survive the Delivery Date and the expiration or other termination hereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Engine Purchase Agreement to be executed by their duly authorized representatives as of the date first stated above.

                                   CHAUTAUQUA AIRLINES, INC., a New York
                                   corporation (Seller)

                                   By:  /s/ Robert H. Cooper
                                       ----------------------------------------
                                   Name:  Robert H. Cooper
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   AVIATION FINANCIAL SERVICES INC., a
                                   Delaware corporation (Buyer)

                                   By: /s/ Charles H. Meyer
                                       ----------------------------------------
                                   Name: Charles H. Meyer
                                         --------------------------------------
                                   Title: Vice President
                                          -------------------------------------

                                    EXHIBIT A

                                       TO

                            ENGINE PURCHASE AGREEMENT

-------------------------------------------------------------------------------
                        ATTACHED FORM OF DELIVERY RECEIPT
-------------------------------------------------------------------------------

                                DELIVERY RECEIPT

     THE UNDERSIGNED, on behalf of and as the duly authorized agent for AVIATION FINANCIAL SERVICES INC., a Delaware corporation ("Buyer"), hereby acknowledges that CHAUTAUQUA AIRLINES, INC., a New York corporation ("Seller"), in accordance with the terms of that certain Engine Purchase Agreement dated as of the date hereof between Buyer and Seller (the "Purchase Agreement"), has, at _____ a.m./p.m. (Eastern Standard Time) this ____ day of __________, 2001 delivered to Buyer at the following described aircraft engine(s)(the "Engines"):

     (a)  the following [_____] Engine(s):

          MANUFACTURER:                              Rolls-Royce Corporation

          MODEL NUMBER:                              AE3007A1P

          SERIAL NUMBERS:                            CAE 311434
                                                     CAE 311206
                                                     CAE 311635
                                                     CAE 311794
                                                     CAE 311908
                                                     CAE 312071
                                                     CAE 312096
                                                     CAE 311___
                                                     CAE 311___

     (c) together with (as the following terms are defined in the Purchase Agreement) (i) all appliances, parts, instruments, accessories, furnishings and all other items of equipment incorporated in, installed on, appurtenant to, or otherwise included with such Engine(s) on the Delivery Date of such Engine(s), (ii) the Engine Documents relating to such Engine(s) as itemized in the Schedule attached to this Delivery Receipt, and (iii) all other components of such Engine(s).

     Buyer hereby confirms that it is accepting delivery of the Engine(s) in its "as is, where is" condition, subject to the terms, conditions and warranties (and limitations on warranties) set forth in the Purchase Agreement and the "Warranty Bill of Sale" (as defined by the Purchase Agreement).

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed this Delivery Receipt as of the date referred to above.


                                   AVIATION FINANCIAL SERVICES INC.,
                                   a Delaware corporation (Buyer)

                                   By:  /s/ Charles H. Meyer
                                       -----------------------------------------
                                   Name:  Charles H. Meyer
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                                    Schedule to Delivery Receipt

                            LIST OF ENGINE DOCUMENTS

                                    EXHIBIT B

                                       TO

                            ENGINE PURCHASE AGREEMENT

-------------------------------------------------------------------------------

                     ATTACHED FORM OF WARRANTY BILL OF SALE

-------------------------------------------------------------------------------

                              WARRANTY BILL OF SALE

DATE:     __________, 2001

     CHAUTAUQUA AIRLINES, INC., A NEW YORK CORPORATION ("Seller") holds legal and beneficial title to the following described aircraft engines (the "Engines"):

     (a)  the following [_____] aircraft engines:

          MANUFACTURER:                              Rolls-Royce Corporation

          MODEL NUMBER:                              AE3007A1P

          SERIAL NUMBERS:                            CAE 311434
                                                     CAE 311206
                                                     CAE 311635
                                                     CAE 311794
                                                     CAE 311908
                                                     CAE 312071
                                                     CAE 312096
                                                     CAE 311___
                                                     CAE 311___

     (b) together with (as the following terms are defined in the Purchase Agreement) (i) all appliances, parts, instruments, accessories, furnishings and all other items of equipment incorporated in, installed on, appurtenant to, or otherwise included with such Engine(s) on the Delivery Date of such Engine(s), (ii) the Engine Documents relating to such Engine(s), and (iii) all other components of such Engine(s).

     Seller hereby confirms that, on this date, it tendered the Engine(s) for delivery to AVIATION FINANCIAL SERVICES INC., A DELAWARE CORPORATION, pursuant to that certain Engine Purchase Agreement dated as of December 18, 2001 between Buyer and Seller (the "Purchase Agreement"), and that Buyer accepted such tender by executing and delivering to Seller the "Delivery Receipt" (as defined in the Purchase Agreement).

     Seller, for good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, hereby grants, conveys, transfers, bargains, sells, delivers and sets over unto Buyer all right, title and interest in and to the Engine(s).

     Seller hereby warrants to Buyer and its successors and assigns that, on the date hereof, it is the lawful owner of good, marketable, valid legal title in and to the Engine(s), and that such title is hereby conveyed free and clear of any and all security interests, liens, claims, charges or encumbrances of any nature whatsoever. Seller covenants and agrees to warrant and defend such title against all claims and demands whatsoever and forever.

     The terms of the Purchase Agreement, including but not limited to Seller's representations, warranties, covenants, agreements and indemnities relating to the Engines, are incorporated herein by this reference. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

     EACH ENGINE IS BEING SOLD ON AN "AS-IS, WHERE-IS" BASIS, AND SELLER MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO SUCH ENGINE OR THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE PURCHASE AGREEMENT.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be executed by its duly authorized representative as of the date first above written.

                                   CHAUTAUQUA AIRLINES, INC. ("Seller")

                                   By:  /s/ Robert H. Cooper
                                       -----------------------------------------
                                   Name:  Robert H. Cooper
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                    EXHIBIT C

                                       TO

                            ENGINE PURCHASE AGREEMENT

================================================================================

                         ATTACHED DESCRIPTION OF ENGINES

                            TO BE DELIVERED BY SELLER

--------------------------------------------------------------------------------

                             DESCRIPTION OF ENGINES

              NINE (9) ROLLS-ROYCE MODEL AE3007A1P AIRCRAFT ENGINES

              MANUFACTURER:                          Rolls-Royce Corporation

              MODEL NUMBER:                          AE3007A1P

              SERIAL NUMBERS:                        CAE 311434

                                                     CAE 311206

                                                     CAE 311635

                                                     CAE 311794

                                                     CAE 311908

                                                     CAE 312071

                                                     CAE 312096

                                                     TBD

                                                     TBD

                                    EXHIBIT D

                                       TO

                            ENGINE PURCHASE AGREEMENT

================================================================================

                       ATTACHED PURCHASE PRICE OF ENGINES

                               TO BE PAID BY BUYER

================================================================================

                          PURCHASE PRICE OF EACH ENGINE



                  ENGINE                             PURCHASE PRICE

                  CAE 311434                         [*]

                  CAE 311206                         [*]

                  CAE 311635                         [*]

                  CAE 311794                         [*]

                  CAE 311908                         [*]

                  CAE 312071                         [*]

                  CAE 312096                         [*]

                  TBD                                [*]

                  TBD                                [*]

--------------
* Confidential

                                    EXHIBIT E

                                       TO

                            ENGINE PURCHASE AGREEMENT

================================================================================

                                ATTACHED FORM OF

                    WARRANTY ASSIGNMENT AGREEMENT AND CONSENT

================================================================================

                                     FORM OF

                    WARRANTY ASSIGNMENT AGREEMENT AND CONSENT